Exhibit 99.7

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

Friedman Billings Ramsey

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV

5.001 - 5.500	14	3,929,279.98	3.06	5.349	691	79.12
5.501 - 6.000	53	14,597,197.58	11.38	5.802	670	78.25
6.001 - 6.500	109	28,297,223.71	22.06	6.302	651	78.15
6.501 - 7.000	159	43,434,439.90	33.85	6.784	657	79.67
7.001 - 7.500	98	24,168,828.62	18.84	7.271	647	80.16
7.501 - 8.000	43	9,012,949.19	7.03	7.705	648	80.02
8.001 - 8.500	12	2,799,799.99	2.18	8.233	633	81.36
8.501 - 9.000	7	1,919,418.99	1.50	8.862	619	82.79
9.501 - 10.000	1	138,600.00	0.11	9.950	600	90.00

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Min: 5.150
Max: 9.950
Weighted Average: 6.744

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
50,000.01 - 100,000.00	15	1,255,868.00	0.98	7.202	634	71.44
100,000.01 - 150,000.00	82	10,532,856.82	8.21	7.000	653	78.61
150,000.01 - 200,000.00	78	13,683,569.36	10.67	6.572	658	79.00
200,000.01 - 250,000.00	101	22,677,083.61	17.68	6.820	650	79.48
250,000.01 - 300,000.00	78	21,499,761.87	16.76	6.707	654	79.24
300,000.01 - 350,000.00	42	13,548,799.45	10.56	6.728	667	79.85
350,000.01 - 400,000.00	33	12,355,982.24	9.63	6.796	654	79.02
400,000.01 - 450,000.00	18	7,725,015.94	6.02	6.643	665	80.13
450,000.01 - 500,000.00	26	12,356,523.95	9.63	6.593	647	80.12
500,000.01 - 550,000.00	16	8,357,181.32	6.51	6.868	644	79.01
550,000.01 - 600,000.00	5	2,828,325.73	2.20	6.680	684	82.04
700,000.01 - 750,000.00	1	716,800.00	0.56	6.810	658	80.00
750,000.01 - 800,000.00	1	759,969.67	0.59	6.110	648	80.00

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Min: $ 68,000.00
Max: $759,969.67
Average: $258,664.79

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28 - 60 mo. IO	407	105,734,994.18	82.41	6.788	655	79.65
ARM 5/25 - 60 mo. IO	74	18,988,943.89	14.80	6.522	654	77.77
ARM 3/27 - 60 mo. IO	15	3,573,799.89	2.79	6.644	641	79.40

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable	496	128,297,737.96	100.00	6.744	655	79.37

Total:	496	128,297,737.96	100.00	6.744	655	79.37

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Debt-to-Income Ratio (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.01 - 15.00	3	514,400.00	0.40	6.562	678	80.00
15.01 - 20.00	7	1,198,511.98	0.93	6.432	661	79.74
20.01 - 25.00	16	3,586,614.86	2.80	6.537	659	76.93
25.01 - 30.00	17	3,184,938.89	2.48	6.646	645	75.91
30.01 - 35.00	54	13,092,683.40	10.20	6.680	665	79.27
35.01 - 40.00	81	20,701,452.45	16.14	6.783	650	80.08
40.01 - 45.00	122	30,061,271.09	23.43	6.779	658	79.41
45.01 - 50.00	194	55,424,965.30	43.20	6.759	652	79.43
50.01 - 55.00	2	532,899.99	0.42	6.228	616	81.00

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Min: 11.00
Max: 55.00
Weighted Average: 42.26

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	115	27,561,406.95	21.48	6.952	663	79.92
2	321	82,831,320.89	64.56	6.703	651	79.29
3	60	17,905,010.12	13.96	6.618	659	78.90

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Min: 1
Max: 3
Weighted Average: 2

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	496	128,297,737.96	100.00	6.744	655	79.37

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
20.01 - 25.00	2	150,500.99	0.12	6.653	658	22.13
35.01 - 40.00	1	142,000.00	0.11	6.430	646	39.44
45.01 - 50.00	1	139,999.99	0.11	7.400	585	45.16
55.01 - 60.00	4	989,999.99	0.77	6.243	650	58.56
60.01 - 65.00	7	1,681,919.95	1.31	6.221	667	64.13
65.01 - 70.00	15	3,833,399.89	2.99	6.617	648	69.41
70.01 - 75.00	21	5,778,665.29	4.50	6.702	642	73.81
75.01 - 80.00	414	106,574,801.10	83.07	6.728	657	79.89
80.01 - 85.00	7	1,915,699.96	1.49	6.457	652	84.33
85.01 - 90.00	24	7,090,750.80	5.53	7.356	642	89.36

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Min: 21.88
Max: 90.00
Weighted Average: 79.37

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
540 - 559	1	304,000.00	0.24	7.325	554	80.00
560 - 579	1	138,000.00	0.11	7.360	575	70.77
580 - 599	50	12,451,544.39	9.71	7.037	589	79.55
600 - 619	68	16,232,317.14	12.65	7.018	610	78.67
620 - 639	87	21,870,248.39	17.05	6.727	630	80.15
640 - 659	92	24,033,326.02	18.73	6.748	650	78.90
660 - 679	67	19,891,242.59	15.50	6.617	669	79.30
680 - 699	50	13,206,107.60	10.29	6.488	689	80.52
700 - 719	33	8,145,923.93	6.35	6.775	709	78.48
720 - 739	23	6,656,671.92	5.19	6.385	730	79.32
740 - 759	12	2,504,839.98	1.95	6.950	747	79.24
760 - 779	7	1,834,000.00	1.43	6.472	767	79.28
780 - 799	5	1,029,516.00	0.80	6.720	786	77.86

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Min: 554
Max: 790
NZ Weighted Average: 655

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	340	86,997,593.96	67.81	6.723	660	79.92
Cashout Refinance	144	39,237,594.11	30.58	6.789	644	78.19
Rate/Term Refinance	12	2,062,549.89	1.61	6.809	621	78.38

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	416	110,797,402.21	86.36	6.707	653	79.23
Condo	61	12,083,055.78	9.42	7.036	668	80.10
Duplex	18	4,897,279.97	3.82	6.853	657	81.01
3-4 Family	1	520,000.00	0.41	6.990	638	75.91

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	212	57,623,276.61	44.91	7.100	671	79.73
Full	211	55,190,488.69	43.02	6.453	639	79.35
Full Doc Plus	73	15,483,972.66	12.07	6.457	648	78.10

Total:	496	128,297,737.96	100.00	6.744	655	79.37

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	495	128,079,337.96	99.83	6.745	655	79.37
Second Home	1	218,400.00	0.17	6.150	709	80.00

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Arizona	5	1,038,849.99	0.81	7.152	644	79.94
California	126	45,144,238.39	35.19	6.766	655	79.52
Colorado	1	140,000.00	0.11	6.990	738	80.00
Connecticut	9	1,662,959.97	1.30	6.653	624	76.91
Florida	181	41,039,587.55	31.99	6.730	660	79.91
Georgia	12	1,573,389.98	1.23	7.323	635	79.94
Kentucky	1	121,600.00	0.09	7.950	640	80.00
Maryland	22	6,233,858.30	4.86	7.056	634	78.77
Massachusetts	9	2,204,619.97	1.72	6.241	657	78.01
Michigan	4	679,399.98	0.53	6.333	635	80.80
Minnesota	3	589,519.99	0.46	6.589	649	80.00
Missouri	1	91,000.00	0.07	7.880	606	70.00
Nevada	8	1,701,720.00	1.33	6.465	657	78.87
New Hampshire	2	390,000.00	0.30	7.052	650	77.36
New Jersey	18	6,245,667.97	4.87	6.586	666	77.85
New York	9	2,680,906.64	2.09	6.533	640	78.04
North Carolina	7	817,418.88	0.64	7.347	634	79.84
Ohio	7	961,685.09	0.75	6.455	632	80.00
Oklahoma	5	698,395.98	0.54	6.356	637	80.00
Oregon	9	1,740,291.98	1.36	7.144	657	81.43
Pennsylvania	5	846,000.00	0.66	7.380	643	80.00
Rhode Island	4	867,999.99	0.68	6.002	643	80.00
Texas	17	3,018,079.44	2.35	6.733	668	79.91
Utah	3	484,496.00	0.38	6.900	651	80.00
Virginia	15	3,944,539.87	3.07	6.528	660	75.30
Washington	12	3,221,592.00	2.51	6.706	643	80.00
Wisconsin	1	159,920.00	0.12	6.860	683	80.00

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	104	28,287,305.67	22.05	6.907	652	78.80
12	5	1,177,863.99	0.92	6.470	686	80.00
24	337	85,392,912.67	66.56	6.735	655	79.68
36	50	13,439,655.63	10.48	6.487	659	78.51

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Loans with Penalty: 77.95

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	470	121,593,839.03	94.77	6.744	655	79.44
5.501 - 6.000	22	5,951,298.96	4.64	6.753	648	78.12
6.001 - 6.500	4	752,599.97	0.59	6.773	618	77.47

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Min: 5.500
Max: 6.100
Weighted Average (>0): 5.524

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.001 - 10.500	5	1,234,799.99	0.96	5.272	710	78.94
10.501 - 11.000	11	3,200,385.69	2.49	5.824	675	77.75
11.001 - 11.500	28	7,798,101.96	6.08	5.973	659	76.81
11.501 - 12.000	63	16,818,213.84	13.11	6.117	661	78.48
12.001 - 12.500	103	26,459,921.03	20.62	6.429	650	78.86
12.501 - 13.000	141	38,607,953.95	30.09	6.795	660	79.74
13.001 - 13.500	86	20,978,509.33	16.35	7.268	650	80.20
13.501 - 14.000	41	8,509,532.19	6.63	7.721	643	80.37
14.001 - 14.500	11	2,723,799.99	2.12	8.238	634	81.40
14.501 - 15.000	6	1,827,919.99	1.42	8.872	619	83.00
15.501 - 16.000	1	138,600.00	0.11	9.950	600	90.00

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Min: 10.150
Max: 15.950
Weighted Average (>0): 12.596

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	14	3,929,279.98	3.06	5.349	691	79.12
5.501 - 6.000	53	14,597,197.58	11.38	5.802	670	78.25
6.001 - 6.500	109	28,297,223.71	22.06	6.302	651	78.15
6.501 - 7.000	159	43,434,439.90	33.85	6.784	657	79.67
7.001 - 7.500	98	24,168,828.62	18.84	7.271	647	80.16
7.501 - 8.000	43	9,012,949.19	7.03	7.705	648	80.02
8.001 - 8.500	12	2,799,799.99	2.18	8.233	633	81.36
8.501 - 9.000	7	1,919,418.99	1.50	8.862	619	82.79
9.501 - 10.000	1	138,600.00	0.11	9.950	600	90.00

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Min: 5.150
Max: 9.950
Weighted Average (>0): 6.744

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2.000	369	95,422,969.05	74.38	6.789	652	79.94
3.000	53	13,885,825.02	10.82	6.743	672	77.65
5.000	74	18,988,943.89	14.80	6.522	654	77.77

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Min: 2.000
Max: 5.000
Weighted Average (>0): 2.552

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	496	128,297,737.96	100.00	6.744	655	79.37

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

Months to Next Adjustment ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
21	45	14,290,460.54	11.14	6.703	656	78.74
22	267	68,161,816.68	53.13	6.742	652	79.81
23	95	23,282,716.96	18.15	6.974	666	79.75
33	4	823,999.90	0.64	6.874	626	80.00
34	9	2,305,799.99	1.80	6.459	649	79.06
35	2	444,000.00	0.35	7.178	622	80.00
57	11	2,790,549.68	2.18	6.107	684	79.39
58	45	12,363,704.22	9.64	6.533	649	76.41
59	18	3,834,689.99	2.99	6.788	650	80.97

Total:	496	128,297,737.96	100.00	6.744	655	79.37

Min: 21
Max: 59
Weighted Average: 28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.